John Hancock
Tax-Free
Bond Fund

ANNUAL
REPORT

8.31.01

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

For your information
page 37

Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
interest income
exempt from
federal income
taxes as is
consistent with
preservation of
capital.

Over the last twelve months

* Municipal bonds rallied on news of falling interest rates.

* Lower-quality bonds outperformed in anticipation of an economic recovery.

* A timely move to increase the Fund's interest-rate sensitivity paid off as rates fell.

[Bar chart with heading "John Hancock Tax-Free Bond Fund." Under the heading is a note that reads "Fund performance for the year ended August 31, 2001." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 9.89% total return for Class A. The second bar represents the 9.07% total return for Class B. The third bar represents the 8.96% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.7%   Foothill/Eastern Transp. Corridor Agency, 1-1-16, 6.000%
 2.9%   Puerto Rico, Commonwealth of, 7-1-11, 8.647%
 2.8%   Puerto Rico Highway and Transp. Auth., 7-1-11, 9.687%
 2.6%   Madera, County of, 3-15-15, 6.500%
 2.5%   Foothill/Eastern Transp. Corridor Agency, 1-1-19, 0.000%
 1.9%   Clark, County of, 12-1-33, 6.500%
 1.7%   Dallas-Fort Worth Intl. Airport Fac. Impr., 11-1-30, 7.250%
 1.6%   San Bernardino, County of, 8-01-17, 5.500%
 1.5%   Port Auth. of New York and New Jersey, 10-1-19, 6.750%
 1.4%   Maury County Ind. Development Board, 9-1-24, 6.500%

As a percentage of net assets on August 31, 2001.



MANAGERS'
REPORT

BY DIANNE SALES, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BARRY H. EVANS, CFA, AND FRANK LUCIBELLA, CFA, PORTFOLIO MANAGERS

John Hancock
Tax-Free Bond Fund

After suffering under the pressure of higher interest rates for the first half of 2000, the bond market finally turned the corner heading into 2001. Bond prices jumped sharply as the Federal Reserve launched an aggressive campaign of cutting interest rates in an attempt to spur the lackluster U.S. economy. Between January and August, the Federal Reserve lowered key short-term interest rates seven times, bringing them down by a total of three percentage points.

Municipal bonds have been one of the top-performing groups in the bond market's recent turnaround. For much of last year, municipal bonds lagged their taxable counterparts as a shrinking supply of 30-year Treasuries drove prices up and yields down. The tide turned, however, in 2001. With the new tax cut in place, the government has had less money available to reduce the supply of 30-year Treasuries. As a result, municipal bonds have outperformed.

"Bond prices jumped
 sharply as the Federal
 Reserve launched an
 aggressive campaign of
 cutting interest rates..."

A LOOK AT PERFORMANCE

For the year ended August 31, 2001, John Hancock Tax-Free Bond Fund's Class A, Class B and Class C shares returned 9.89%, 9.07% and 8.96% respectively, at net asset value. By comparison, the average general municipal bond fund returned 9.69% for the same period, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[A photo of Team leader Dianne Sales flush right next to first paragraph.]

Shareholders benefited from our strategic decision to increase the Fund's interest-rate sensitivity early in the period. After keeping the Fund's duration short for much of 2000, we began to lengthen it toward year end. Duration measures the Fund's sensitivity to interest-rate changes. With a longer duration, the Fund's net asset value was more sensitive to interest-rate changes. Our more aggressive interest-rate exposure paid off as the Fed cut rates this year.

Our strong focus on lower-quality credits also bolstered performance. With yields falling and confidence mounting that the Fed's rate cuts would eventually jumpstart the U.S. economy, investors began to search out lower investment-grade credits with more attractive yields. As credit spreads, or the difference in yield between high- and low-grade bonds, narrowed, lower-quality bonds began to outperform.

Not all of our holdings performed well in this market environment. Bonds with short calls -- that is, bonds that can be redeemed or "called" early by issuers -- felt the pressure of falling interest rates.
Investors shied away from these bonds with expectations that they could be shortly refinanced as rates continued to fall.

"Early in the fiscal year,
 we positioned the Fund
 to take advantage of
 the expected decline in
 interest rates."

PORTFOLIO STRATEGY

Early in the fiscal year, we positioned the Fund to respond to the expected decline in interest rates. As discussed above, we increased the portfolio's interest-rate sensitivity by lengthening the Fund's duration. We also continued to add call protection to the portfolio. Call protection guards against a bond's being redeemed by its issuer for a certain period of time. Good call protection is important in a period of falling rates because issuers often try to refinance their bonds at lower rates. If a bond gets "called," investors are forced to reinvest their money in bonds with lower yields. With interest rates falling, the Fund's strong call protection helped protect shareholders' coupon income.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Transportation 19%, the second is Pollution control 13%, the third Electric 11%, the fourth Health 11% and the fifth General obligation 7%.]

In more recent months, as municipal bonds have rallied, we've actively taken profits in good performers and reinvested the proceeds in more attractively structured bonds. We've continued to find opportunities among lower investment-grade issues. As rates continue to come down and the economy begins to recover, we believe these holdings will offer some of the best upside potential and will continue to be a major contributor to the Fund's performance.

[Pie chart at bottom of page with heading "Portfolio diversification as a percentage of net assets on Aug. 31, 2001." The chart is divided into two sections (from top to left): Revenue bonds 93% and General obligation bonds 7%.]

OUTLOOK

We believe the outlook for municipal bonds remains bright, even after their strong run in the last several months. With the downturn in the equity market, cash has flowed into bonds, as investors have recognized the value of fixed-income assets in their portfolios. The national tax cut has only had a modest impact on municipal bonds, which remain especially attractive in high-tax states. With the return of investors to the tax-exempt market, demand is likely to remain stronger than supply for the foreseeable future -- which should keep municipal bond prices strong.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Hospital bonds followed by an up arrow with the phrase "Improved financial trends in health-care industry." The second listing is Zero coupon bonds followed by an up arrow with the phrase "Added rate sensitivity boosts prices." The third listing is Short-call bonds followed by a down arrow with the phrase "Performance held back by fears of refinancing."]

"With the downturn in the
 equity market, cash has
 flowed into bonds..."

As we went to publication with this report, the tragic terrorist attacks on the World Trade Center and the Pentagon had just rocked the nation. Please be assured that we will closely monitor the impact of these events on the financial markets and will act to adjust our investment posture where we see fit, continuing, of course, to focus on fundamentals and to apply in-depth analysis. We are also fully confident that despite any short-term impact, the resiliency of the U.S. people and the economy will outlast the shock of these events.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the year ended
August 31, 2001.

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
approximately 8,000
bonds and is com
monly used as a
measure of bond
performance.

It is not possible to
invest directly in
an index.

                              Class A      Class B      Class C        Index
Inception date                 1-5-90     12-31-91       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         4.90%        4.07%        6.92%       10.19%
Five years                       5.46%        5.31%          --         7.01%
Ten years                        6.65%          --           --         7.22%
Since inception                    --         6.08%        3.70%          --

Cumulative total returns with maximum sales charge (POP)
One year                         4.90%        4.07%        6.92%       10.19%
Five years                      30.46%       29.55%          --        40.35%
Ten years                       90.46%          --           --       100.84%
Since inception                    --        76.94%        9.18%          --

SEC 30-day yield as of August 31, 2001
                                 4.28%        3.74%        3.59%          --

Performance figures assume all distributions were reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $20,084 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund Class A, before sales charge, and is equal to $19,950 as of August 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free Bond Fund Class A, after sales charge, and is equal to $19,048 as of August 31, 2001.

                                    Class B 1    Class C 1
Inception date                     12-31-91       4-1-99
Without sales charge                $17,695      $11,029
With maximum sales charge                --      $10,918
Index                               $19,183      $11,507

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of August 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2001.

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 99.62%                                                                        $633,517,365
(Cost $573,375,367)

Alaska 0.61%                                                                                               $3,900,775
Alaska Housing Finance Corp,
  Coll Home Mtg Ser B-1 GNMA Coll, 06-01-24                           7.650%     AAA             $725         742,045
  Gen Rev Ref Mtg Ser A, 06-01-27                                     6.000      AAA            2,000       2,117,800
Valdez Alaska Marine Terminal,
  Rev Ref Sohio Pipe Line Co Proj Ser 1985, 12-01-25                  7.125      AA+            1,000       1,040,930

Arizona 2.55%                                                                                              16,214,983
Arizona Health Facilities Auth,
  Hosp Sys Rev Ref Phoenix Memorial Hosp Proj (B),
  06-01-21                                                            8.200      D              2,150         795,500
Arizona Municipal Financing Program,
  Cert of Part Ser 25, 08-01-14                                       7.875      AAA            1,000       1,307,040
Maricopa County Pollution Control Corp,
  Poll Control Rev Ref Ser 1985A El Paso Elec Co,
  08-01-15                                                            6.375      BB+            2,500       2,611,750
  Poll Control Rev Ref Ser A Public Service Co
  Palo Verde Proj, 08-15-23                                           6.375      BBB-           8,050       8,197,073
Navajo County Industrial Development Auth,
  Ind'l Dev Rev Stone Container Corp Proj, 06-01-27                   7.200      B              1,000         981,480
Phoenix Civic Improvement Corp,
  Wasterwater Sys Rev Jr Lien, 07-01-24                               6.000      AAA            2,000       2,322,140

California 19.25%                                                                                         122,444,278
Anaheim Public Financing Auth,
  Sub Lease Rev 1997 Cap Apprec Ser C Pub Imp Proj,
  09-01-22                                                             Zero      AAA            5,150       1,758,107
California Statewide Communities Development Auth,
  Lease Rev Spec Facil Ser A United Airlines, 10-01-33                5.700%     BB+            3,000       2,807,790
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A,
  01-01-19                                                             Zero      AAA           36,600      15,949,182
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A,
  01-01-20                                                             Zero      AAA           10,000       4,094,800
  Toll Rd Rev Fixed Rate Current Int Ser 1995A,
  01-01-16                                                            6.000      AAA           19,800      23,225,004
  Toll Rd Rev Ref Cap Apprec, 01-15-25                                 Zero      BBB-           5,000       1,272,900
Madera, County of,
  Cert of Part Valley Children's Hosp, 03-15-15                       6.500      AAA           13,185      16,199,618
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
  Millbrae Proj, 09-01-27                                             7.375      BB             1,000       1,039,600
Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A, 01-01-30                        6.250      BB+            5,000       5,090,600
Sacramento Municipal Utilities District,
  Ind'l Dev Rev Ref San Diego Gas & Electric Ser C
  Inflos, 08-15-18                                                    9.984#     AAA            1,000       1,100,000
San Bernardino, County of,
  Cert of Part Ref Medical Center Fin Proj, 08-01-17                  5.500      AAA            9,130      10,259,198
  Cert of Part Ref Medical Center Fin Proj, 08-01-22                  5.500      A-p            2,500       2,607,850
San Diego Redevelopment Agency,
  Tax Alloc City Heights Proj Ser 1999A, 09-01-23                     5.750      BB                25          25,164
San Diego, City of,
  Cert Undivided Int Wtr Util Fund Net Sys Rev,
  08-01-28                                                            4.750      AAA            3,000       2,937,390
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB             2,000       1,805,340
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Jr Lien Cap Apprec, 01-01-10                             Zero      AAA            6,250       4,511,500
  Toll Rd Rev Ref Conv Cap Apprec Ser 1997A,
  01-15-17                                                             Zero      BBB-          10,000       7,290,000
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-19                             Zero      AAA           15,510       6,758,793
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-14                             Zero      AAA            5,000       2,909,050
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-17                             Zero      AAA            4,900       2,381,939
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-20                             Zero      AAA            2,000         818,960
  Toll Rd Rev Sr Lien Cap Apprec, 01-01-23                             Zero      AAA            7,500       2,577,375
San Jose Financing Auth,
  Rev Ser 1993B Community Facil Proj Preref,
  11-15-18                                                            5.625      AA-            1,240       1,312,056
  Rev Ser 1993B Community Facil Proj Unref Bal,
  11-15-18                                                            5.625      AA-            1,260       1,299,942
Santa Ana Financing Auth,
  Lease Rev Police Admin & Holding Facil Ser A,
  07-01-19                                                            6.250      AAA            2,000       2,412,120

Colorado 1.63%                                                                                             10,351,560
Colorado Health Facilities Auth,
  Rev Vail Valley Medical Center Proj, 01-15-27                       5.800      BBB            1,000         995,970
Denver, City and County of,
  Airport Sys Rev Ser 1992A Preref, 11-15-25                          7.250      AAA            1,980       2,129,094
  Airport Sys Rev Ser 1994A Preref, 11-15-23                          7.500      A                535         617,213
  Airport Sys Rev Ser 1994A Unref Bal, 11-15-23                       7.500      A              2,565       2,891,653
E-470 Public Highway Auth,
  Rev Cap Apprec Sr Ser 2000B, 09-01-34                                Zero      BBB-           7,000         632,520
Northwest Parkway Public Highway Auth,
  Rev 1st Tier Sub Ser 2001D, 06-15-41                                7.125      BB+            3,000       3,085,110

Connecticut 0.16%                                                                                           1,027,630
Connecticut Health and Educational Facilities Auth,
  Rev Ser D Univ of Hartford, 07-01-22                                6.800      BBB-           1,000       1,027,630

Delaware 1.07%                                                                                              6,791,070
Delaware State Economic Development Auth,
  Rev Ref Poll Control Ser B Delmarva Pwr Proj,
  05-01-19                                                            6.750      AAA            6,500       6,791,070

District of Columbia 1.14%                                                                                  7,264,669
District of Columbia,
  Rev Cap Apprec Univ of Georgetown Ser A,
  04-01-33                                                             Zero      AAA           17,345       2,837,469
District of Columbia Tobacco Settlement
  Financing Corp,
  Tobacco Settlement Rev Asset Backed Bond,
  05-15-40                                                            6.750      A              4,000       4,427,200

Florida 6.50%                                                                                              41,365,637
Capital Projects Finance Auth,
  Student Hsg Rev Cap Projs Ln Prog Ser 2000A
  Univ of Florida, 08-15-31                                           7.850      BBB-           3,500       3,554,005
Student Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                            9.125      AAA            2,000       1,997,760
Crossings at Fleming Island Community
  Development District,
  Spec Assessment Rev Ref Ser 2000C, 05-01-30                         7.100      BBB-           1,000       1,057,890
Dade, County of,
  Professional Sports Franchise Facil Tax Rev Cap
  Apprec, 10-01-27                                                     Zero      AAA            5,500       1,442,705
Hernando County Industrial Development Auth,
  Rev Ref 2nd Fla Crushed Stone Co, 12-01-14                          8.500      BBB-             200         213,828
Hernando, County of,
  Rev Criminal Justice Complex Fin Proj, 07-01-16                     7.650      AAA              500         665,185
Hillsborough County Aviation Auth,
  Rev Ser B Tampa International Airport, 10-01-17                     6.000      AAA            5,880       6,844,732
Jacksonville Electric Auth,
  Elec Sys Rev Ser 3-A, 10-01-28                                      5.250      AA             9,000       9,035,820
Miami Beach Health Facilities Auth,
  Hosp Rev Ref Mt Sinai Medical Center Ser 2001A,
  11-15-19                                                            6.700      BBB-           1,000       1,050,560
Miami-Dade County Special Obligation,
  Sub Ser 1997B, 10-01-32                                              Zero      AAA            7,780       1,403,045
  Sub Ser 1997B, 10-01-33                                              Zero      AAA            2,000         340,860
  Sub Ser 1997B, 10-01-34                                              Zero      AAA            3,895         627,095
  Sub Ser 1997B, 10-01-35                                              Zero      AAA            6,765       1,029,430
Orange County Health Facilities Auth,
  Hosp Orlando Regional Medical Center Rev Inflos,
  10-29-21                                                            9.937%#    AAA            1,000       1,052,500
Orange County School Board,
  Cert of Part Ref Ser 1997A, 08-01-13                                 Zero      Aaa           10,365       6,021,339
Orlando Utilities Commission,
  Wtr & Elec Sub Rev Ser 1989D, 10-01-17                              6.750      AA-            2,200       2,694,890
Pinellas County Educational Facilities Auth,
  Rev Barry Univ Proj, 10-01-30                                       5.875      AA             1,260       1,332,916
Stoneybrook West Community Development District,
  Spec Assessment Rev Ser Ser 2000A, 05-01-32                         7.000      BB               500         514,425
  Spec Assessment Rev Ser Ser 2000B, 05-01-10                         6.450      BB               475         486,652

Georgia 4.00%                                                                                              25,424,667
Georgia Municipal Electric Auth,
  Pwr Rev Ref Ser BB, 01-01-19                                        5.700      A              1,000       1,097,570
  Pwr Rev Ref Ser Y, 01-01-17                                         6.500      AAA              145         176,319
  Pwr Rev Ref Ser Y Unref Bal, 01-01-17                               6.500      AAA            3,355       4,050,491
  Pwr Rev Ser C, 01-01-19                                             5.700      AAA            5,000       5,600,650
  Pwr Rev Ser EE, 01-01-24                                            7.250      AAA            2,000       2,663,400
  Pwr Rev Ser Z, 01-01-20                                             5.500      AAA            5,840       6,355,847
Monroe County Development Auth,
  Poll Control Rev Ser A Oglethorpe Pwr Corp
  Scherer Proj, 01-01-12                                              6.800      A              1,000       1,179,070
Savannah Hospital Auth,
  Rev Ref & Imp Candler Hosp Proj, 01-01-23                           7.000      BB             4,000       4,301,320

Illinois 4.18%                                                                                             26,602,916
Chicago, City of,
  Chicago-O'Hare Int'l Airport Int'l Terminal Spec
  Rev Ser 1992, 01-01-12                                              6.750      AAA            3,000       3,094,320
  Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
  Ser 2001C United Air Lines Inc Proj, 05-01-16                       6.300      Baa2           5,000       5,127,250
  Skyway Toll Bridge Rev Ref Ser 1994, 01-01-17                       6.750      AAA            2,000       2,209,800
  Wastewater Transm Rev Ref Cap Apprec Ser 1998A,
  01-01-22                                                             Zero      AAA           10,000       3,438,300
Godfrey, City of,
  United Methodist Village Rev Ser 1999A, 11-15-29                    5.875      BB+            1,825       1,457,536
Illinois Development Finance Auth,
  Poll Control Rev Ref Commonwealth Edison Co
  Proj, 01-15-14                                                      5.850      AAA            3,000       3,391,830
Illinois Health Facilities Auth,
  Rev Ref Friendship Vlg Schamburg, 12-01-08                          6.750      BBB            1,640       1,652,316
  Rev Ref Ser 1992 Mercy Hosp & Medical Center Proj,
  01-01-07                                                            7.000      CCC            1,500       1,068,330
Illinois Industrial Pollution Control Financing Auth,
  Rev Great Lakes Carbon Corp Proj, 10-01-01                          7.125      BB+              315         315,113
Illinois, University of,
  Cert of Part Ser 2001A Util Infrastructure Projs**,
  08-15-20                                                            5.000      AAA            3,000       3,011,610
Saint Clair, County of,
  GO Unltd Ref Cap Apprec, 10-01-28                                    Zero      AAA            8,455       1,836,511

Indiana 0.32%                                                                                               2,009,200
Wabash, County of,
  Solid Waste Disp Rev Jefferson Smurfit Corp Proj,
  06-01-26                                                            7.500      B              2,000       2,009,200

Iowa 0.14%                                                                                                    872,930
Iowa Finance Auth,
  Healthcare Facil Rev Ref Care Initiatives Proj Ser B,
  07-01-18                                                            5.750      BB             1,000         872,930

Kentucky 1.57%                                                                                              9,973,615
Kenton County Airport Board,
  Rev Spec Facil Delta Airlines Proj Ser 1992A,
  02-01-12                                                            7.500      BBB-           2,000       2,062,040
  Rev Spec Facil Delta Airlines Proj Ser 1992A,
  02-01-21                                                            7.125      BBB-           2,000       2,056,460
Kentucky Economic Development Finance Auth,
  Health Sys Rev Norton Healthcare Inc Ser 2000C,
  10-01-21                                                             Zero      AAA            5,000       4,327,650
Newport Public Properties,
  Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                            8.500      BB             1,500       1,527,465

Louisiana 1.18%                                                                                             7,481,587
De Soto, Parish of,
  Rev Environ Imp Int'l Paper Co Proj Ser A, 11-01-18                 7.700      BBB            2,750       3,035,615
Louisiana Environmental Facilities Community
  Development Auth,
  Rev Cap Projs & Equip Acquisition PG, 09-01-25                      6.550      A              3,000       3,439,800
Louisiana Public Facilities Auth,
  Progressive Healthcare Rev Ser 1998B, 10-01-20                      6.375      BB-            1,245       1,006,172

Maryland 0.65%                                                                                              4,141,240
Municipal Mortgage & Equity, LLC,
  Ser A (R), 06-30-09                                                 6.875      BBB-           4,000       4,141,240

Massachusetts 2.38%                                                                                        15,116,466
Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref, 11-01-28                      6.000      Caa3           1,930       1,340,887
  Rev Boston Univ Ser 1999P, 05-15-59                                 6.000      BBB+           2,000       2,246,680
Massachusetts Health and Educational Facilities Auth,
  Rev St Elizabeth's Hosp of Boston Ser E, 08-15-21                  10.820#     AAA            1,000       1,036,250
  Rev Partners Healthcare Sys Iss Ser 2001C, 07-01-32                 5.750      AA-            2,000       2,061,320
  Rev Worcester Polytechnic Institute Ser E, 09-01-11                 6.750      AAA            2,590       2,750,709
Massachusetts Municipal Wholesale Electric Co,
  Pwr Supply Sys Rev 1992 Ser B, 07-01-17                             6.750      BBB+           4,405       4,593,270
Massachusetts Water Pollution Abatement Trust,
  Wtr Poll Rev 1994 South Essex Swr District Loan
  Proj Ser A, 02-01-15                                                6.375      AA+            1,000       1,087,350

Michigan 1.94%                                                                                             12,335,840
Michigan State Hospital Finance Auth,
  Hosp Rev Ref Ser 1995A Genesys Health Sys
  Oblig Group, 10-01-13                                               8.100      AAA            3,000       3,613,650
Michigan Strategic Fund,
  Ltd Oblig Rev Ref Detroit Edison Poll Control
  Ser 2001C**, 09-01-29                                               5.450      A-             2,000       2,031,740
Midland County Economic Development Corp,
  Rev Ref Ser 2000A Sub Ltd Oblig, 07-23-09                           6.875      BB+            6,500       6,690,450

Minnesota 1.60%                                                                                            10,185,850
Minneapolis & St. Paul Metropolitan
  Airports Commission,
  Spec Facil Rev Ser 2001A Northwest Airlines Proj,
  04-01-25                                                            7.000      BB+            3,000       2,965,650
Southern Minnesota Municipal Power Agency,
  Pwr Supply Sys Rev Cap Apprec Ser A, 01-01-23                        Zero      AAA           15,000       5,048,700
St. Cloud, City of,
  St Cloud Healthcare Rev Ref St Cloud Hosp Oblig
  Group Ser 2000A, 05-01-30                                           5.875      Aaa            2,000       2,171,500

Mississippi 1.92%                                                                                          12,216,062
Mississippi Business Finance Corp.,
  Miss Poll Control Rev Ref Sys Energy Resource Inc
  Proj, 04-01-22                                                      5.875      BBB-           2,500       2,471,925
  Miss Poll Control Rev Ref Sys Energy Resource Inc
  Proj, 05-01-22                                                      5.900      BBB-           2,350       2,330,377
Mississippi Development Bank,
  Spec Oblig Ser 2001A Cap Projs & Equip Prog,
  07-01-31                                                            5.625      AAA            2,000       2,205,160
Washington, County of,
  Poll Control Rev Ref Mississippi Pwr & Light Co
  Proj, 04-01-22                                                      7.000      Baa3           5,000       5,208,600

Missouri 0.17%                                                                                              1,059,260
Fenton, City of,
  Tax Incr Rev Ref & Imp Gravois Bluffs, 10-01-21                     7.000      BB+            1,000       1,059,260

Nebraska 0.22%                                                                                              1,398,912
Omaha Public Power District,
  Elec Sys Rev 1992 Ser B, 02-01-17                                   6.200      Aa2            1,200       1,398,912

Nevada 2.31%                                                                                               14,682,865
Clark, County of,
  Ind'l Dev Rev Ser A Southwest Gas Corp Proj,
  12-01-33                                                            6.500      BBB-          12,000      12,111,240
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                      7.375      BB             2,000       2,018,540
Nevada Housing Division,
  Single Family Proj Sr Rev Ser 1989 Iss A-1, 04-01-16                7.350      AA               355         355,359
  Single Family Proj Sr Rev Ser 1990 Iss C-1, 10-01-15                7.850      AA-              170         171,629
Nevada, State of,
  GO Ltd Tax Municipal Bond Bank Proj No. 38 Ser A
  Unref Bal, 07-01-09                                                 6.750      AA                25          26,097

New Jersey 2.70%                                                                                           17,152,749
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing Proj,
  01-01-21                                                            9.875      CC             1,100       1,030,579
New Jersey Economic Development Auth,
  1st Mtg Rev Ser A Winchester Gardens, 11-01-16                      8.500      BB+              100         107,256
  Economic Dev Rev Ref Ser 1995J Holt Hauling Proj,
  11-01-23                                                            8.500      CC             2,500       2,317,900
  Rev Ref Ind'l Dev Newark Airport Marriott Hotel Proj,
  10-01-14                                                            7.000      Ba2            4,000       4,105,440
  Spec Facil Rev Continental Airlines Inc Proj, 11-15-30              7.000      BB             8,000       8,415,840
New Jersey Healthcare Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27                   8.000      BB-            1,370       1,175,734

New Mexico 0.32%                                                                                            2,062,080
Farmington, City of,
  Poll Control Rev 1997 Ser A Tucson Elec Pwr Co
  San Juan Proj, 10-01-20                                             6.950      B+             2,000       2,062,080

New York 9.75%                                                                                             61,986,993
Dutchess County Resource Recovery Agency,
  Rev Solid Waste Sys Ser A, 01-01-12                                 5.350      AAA              710         786,247
Metropolitan Transportation Auth,
  Commuter Facil Rev Ser 1998B, 07-01-26                              4.750      AAA            4,000       3,936,680
New York City Industrial Development Agency,
  Rev Ref LaGuardia Assoc LP Proj, 11-01-28                           6.000      BB+            4,500       4,181,895
  Spec Airport Facil Rev Ser 2001A Airis JFK I LLC Proj,
  07-01-28                                                            5.500      BBB-           3,000       2,991,390
New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Ser 1999A, 06-15-32                               5.500      AAA            2,000       2,095,620
  Wtr & Swr Sys Rev Ref Ser 2000B Preref, 06-15-33                    6.000      AA               365         430,722
  Wtr & Swr Sys Rev Ref Ser 2000B Unref Bal, 06-15-33                 6.000      AA               375         435,465
New York City Transitional Finance Auth,
  Rev Ref Future Tax Secd Ser 2000C, 11-01-29                         5.500      AA+            2,000       2,105,600
New York Counties Tobacco Trust II,
  Rev Tobacco Settlement Pass Thru Bond, 06-01-43                     5.750      A              1,500       1,558,380
New York Local Government Assistance Corp,
  Rev Ref Cap Apprec Ser 1993C, 04-01-14                               Zero      AAA            7,210       4,159,305
New York State Dormitory Auth,
  City Univ Sys Consol Rev 2nd Generation Ser 1993A,
  07-01-09                                                            5.750      AA-            1,000       1,131,420
  Rev Ref Lenox Hill Hosp Oblig Group, 07-01-30                       5.500      A3             1,000       1,033,740
  Rev Ser 1990B Preref, 05-15-11                                      7.500      AA-              160         203,373
  Rev Ser 1990B Unref Bal, 05-15-11                                   7.500      AA-              340         409,499
  State Univ Ed Facil Rev Ser 1993A, 05-15-19                         5.500      AA-            1,000       1,104,270
New York State Energy Research and
   Development Auth,
  Elec Facil Rev Ser 1990A Preref, 06-01-20                           7.150      A-             1,370       1,444,665
New York State Environmental Facilities Corp,
  State Wtr Poll Control Rev Rites Ser PA-174,
  06-15-11                                                           13.052#     AAA            2,000       3,005,000
New York State Housing Finance Agency,
  State Univ Construction Ref 1986 Ser A, 05-01-11                    8.000      AAA            2,000       2,560,540
New York, City of,
  GO Fiscal 1991 Ser D Unref Bal, 08-01-04                            8.000      A                 10          10,372
  GO Fiscal 1991 Ser F Preref, 11-15-03                               8.200      A              1,145       1,175,560
  GO Fiscal 1991 Ser F Unref Bal, 11-15-03                            8.200      A                105         107,763
  GO Fiscal 1992 Ser D Preref, 02-01-09                               7.700      A                990       1,026,373
  GO Fiscal 1992 Ser D Unref Bal, 02-01-09                            7.700      A                 10          10,359
  GO Fiscal 1992 Ser H Unref Bal, 02-01-08                            7.000      A                160         165,286
  GO Fiscal 1993 Ser D, 08-15-13                                      5.750      A              3,170       3,341,877
  GO Fiscal 1996 Ser J, 02-15-26                                      5.500      A              2,000       2,069,020
Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4, 10-01-19                        6.750      BBB            8,700       9,276,114
Triborough Bridge and Tunnel Auth,
  Gen Purpose Rev Ser 1993, 01-01-22                                   Zero      AAA           20,755       7,543,405
  Gen Purpose Rev Ser X, 01-01-19                                     6.500      A+             1,250       1,284,713
Westchester Tobacco Asset Securitization Corp.,
  Rev Cap Apprec, 07-15-39                                             Zero      A              2,000       1,370,100
Yonkers Industrial Development Agency,
  Civic Facil Rev Ser 2001B St Johns Riverside Hosp,
  07-01-31                                                            7.125      BBB-           1,000       1,032,240

North Carolina 2.04%                                                                                       12,942,712
North Carolina Municipal Power Agency Number 1,
  Catawba Elec Rev Ser 1992, 01-01-15                                 5.750      AAA            7,410       7,654,382
  Catawba Elec Rev Ser 1993, 01-01-15                                 5.000      AAA            5,220       5,288,330

Ohio 1.74%                                                                                                 11,039,500
Akron, City of,
  Cert of Part Akron Municipal Baseball Stadium Proj,
  12-01-16                                                             Zero      A+             1,000       1,076,400
Lorain, County of,
  Hosp Facil Rev Ref Ser 2001A Catholic Healthcare
  Partners, 10-01-33                                                  5.250      AA-            2,000       1,966,380
Ohio State Air Quality Development Auth,
  Rev Adj Ser B Columbus & South Proj, 12-01-20                       6.250      BBB+           4,500       4,597,245
Ohio State Water Development Auth,
  Poll Control Facil Rev Ref Ser 1995 Cleveland
  Elec Co Proj, 08-01-25                                              7.700      BB+            2,800       3,056,396
Ohio, State of,
  Solid Waste Rev Ref CSC Ltd Proj (B), 08-01-22                      8.500      D              1,825             182
Student Loan Funding Corp,
  Sub Rev Ser B Cincinnati Ohio Student Loan,
  08-01-08                                                            8.875      BBB-             340         342,897

Oregon 0.54%                                                                                                3,451,408
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj, 01-01-21                    7.125      BBB-           3,400       3,451,408

Pennsylvania 6.87%                                                                                         43,688,422
Allegheny County Hospital Development Auth,
  Rev Health & Ed Rehab Institute of Pitt, 06-01-22                   7.000      AA             1,500       1,578,045
  Rev Ref Ser 2000B West Penn Allegheny Health Sys,
  11-15-30                                                            9.250      B+             2,000       2,102,140
Allegheny County Industrial Development Auth,
  Rev Ref Ser 1994A Environmental Imp USX
  Corp Proj, 12-01-20                                                 6.700      BBB            6,000       6,205,620
Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo
  Edison Co Beaver Valley Proj, 05-01-20                              7.750      BB+            2,200       2,414,346
Carbon County Industrial Development Auth,
  Rev Ref Panther Creek Partners Proj, 05-01-12                       6.700      BBB-           2,960       3,068,070
Chester County Health & Education Facilities Auth,
  Hosp Rev Ser 2001A Chester County Hospital,
  07-01-31                                                            6.750      Baa1           1,305       1,343,223
Delaware County Auth,
  1st Mtg Rev Riddle Village Proj, 06-01-26                           7.000      BBB-           1,250       1,246,900
Pennsylvania Convention Center Auth,
  Rev Ref Ser 1994A MBIA IBC, 09-01-14                                6.700      AAA            4,950       5,534,892
Pennsylvania Economic Development Finance Auth,
  Resource Recovery Rev Ser 1994D Colver Proj,
  12-01-15                                                            7.125      BBB-           7,000       7,335,580
  Resource Recovery Rev Ser 1994D Colver Proj,
  12-01-18                                                            7.150      BBB-           1,500       1,563,510
Pennsylvania State Turnpike Commission,
  Turnpike Rev Ser N, 12-01-13                                        6.500      AA-            2,840       2,924,746
Philadelphia Hospitals and Higher Education
  Facilities Auth,
  Hosp Rev 1992 Ser A Children's Seashore
  House Proj, 08-15-12                                                7.000      A+             1,250       1,315,775
Philadelphia Industrial Development Auth,
  Commercial Dev Rev Ser 1995 Philadelphia
  Airport Hotel Proj, 12-01-17                                        7.750      B+             3,250       3,434,307
Scranton-Lackawanna Health and Welfare Auth,
  Rev Ser A Allied Services Rehabilitation Hosp
  Proj, 07-15-20                                                      7.600      BBB-           3,525       3,621,268

Puerto Rico 7.57%                                                                                          48,163,589
Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico, 07-01-11                               6.000      AAA              200         233,138
  Ref Pars & Inflos Ser 1995 Gtd by the
  Commonwealth of Puerto Rico, 07-01-11                               8.930#     AAA            6,500       8,653,125
Puerto Rico Highway and Transportation Auth,
  Highway Rev Ser Y Res Int Tax-Exempt Sec Rec'ts
  Ser PA-114 (r), 07-01-11                                            9.687#     A             13,130      17,760,951
Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Floater 1992A, 07-01-08                     8.984#     AAA            2,700       2,878,875
  GO Pub Imp Inverse Rate Securities Ser 1996,
  07-01-11                                                            8.647#     AAA           14,000      18,637,500

South Carolina 0.89%                                                                                        5,657,224
Florence, County of,
  Ind'l Dev Rev Stone Container Proj, 02-01-07                        7.375      BB-            3,025       3,036,404
South Carolina Jobs-Economic Development Auth,
  Rev Myrtle Beach Convention Ctr Ser 2001A,
  04-01-36                                                            6.625      BBB-           2,000       2,070,820
  Solid Waste Recycling Rev Santee River Rubber
  Proj Ser A (B) (R), 12-01-14                                        8.000      D              2,750         550,000

Tennessee 3.10%                                                                                            19,739,810
Chattanooga Industrial Development Board,
  Ind'l Rev Ref Market St Ltd Proj, 12-15-12                          7.000      BBB            2,650       2,584,995
Humphreys County Industrial Development Board,
  Solid Waste Disposal Rev E.I. Du Pont de
  Nemours and Co Proj, 05-01-24                                       6.700      AA-            6,500       6,929,130
Maury County Industrial Development Board,
  Multi-Modal Interchangeable Rate Poll Control
  Ref Rev Saturn Corp Proj, 09-01-24                                  6.500      A              8,500       9,188,245
Memphis-Shelby County Airport Auth,
  Rev Ref Federal Express Corp, 09-01-12                              6.750      BBB            1,000       1,037,440

Texas 5.79%                                                                                                36,849,428
Austin, City of,
  Combined Util Sys Rev Ref Ser 1998, 11-15-10                        6.750      AAA            3,125       3,767,750
Corpus Christi Housing Finance Corp,
  Single Family Mtg Sr Rev Ref Ser 1991A, 07-01-11                    7.700      AAA              225         232,432
Dallas-Fort Worth International Airport
  Facility Improvement,
  Rev American Airlines Inc, 11-01-30                                 7.250      BBB-          10,250      10,716,272
  Rev Delta Air Lines Inc, 11-01-11                                   7.600      BBB-           3,000       3,073,470
El Paso International Airport,
  Rev Ref Spec Facil Marriott Corp Proj, 03-01-12                     7.750      Ba2            1,410       1,443,403
Frisco Independent School District,
  GO Unltd, 08-15-30                                                  5.000      Aaa            2,000       1,969,860
Harris County-Houston Sports Auth,
  Spec Rev Ref Sr Lien Cap Apprec Ser 2001A,
  11-15-34                                                             Zero      AAA           10,500       1,669,710
Houston Independent School District,
  Pub Facil Corp Lease Rev Cap Apprec Ser A
  Cesar E Chavez, 09-15-16                                             Zero      AAA              900         429,507
Houston, City of,
  Airport Sys Spec Facil Rev Continental Airlines Inc
  Ser 1997B, 07-15-17                                                 6.125      BB             4,000       3,825,800
  Airport Sys Spec Facil Rev Continental Airlines Inc
  Ser 2001E, 07-01-29                                                 6.750      BB             5,000       4,986,900
Hotel Occupancy Tax & Spec Rev Ref Ser 2001B
  Convention & Entertainment Facil, 09-01-33                          5.250      AAA            4,500       4,548,870
Wtr & Swr Sys Rev Ref Prior Lien Ser B Preref, 12-01-08               6.750      A+               180         185,454

Utah 0.34%                                                                                                  2,187,606
Carbon, County of,
  Solid Waste Disp Rev Ref Ser A East Carbon Dev
  Corp, 07-01-12                                                      9.000      BBB-             870         884,338
Salt Lake City Hospital,
  Rev Ref Ser A, 05-15-15                                             8.125      AAA            1,000       1,293,080
Utah Housing Finance Agency,
  Single Family Mtg Sr 1991 Iss B-1, 07-01-16                         7.500      AAA               10          10,188

Virgin Islands 0.16%                                                                                        1,000,610
Virgin Islands Water & Power Auth,
  Wtr Sys Rev Ref, 07-01-17                                           5.500      BB+            1,000       1,000,610

Virginia 1.01%                                                                                              6,426,854
Arlington County Industrial Development Auth,
  Hosp Facil Rev Arlington Hosp Ser 1991A, 09-01-21                   7.125      AAA              500         510,000
Pittsylvania County Industrial Development Auth,
  Rev Ser A Exempt Facil, 01-01-19                                    7.550      BB             3,500       3,496,115
Pocahontas Parkway Assn,
  Toll Rd Rev Cap Apprec 1st Tier Sub Ser C, 08-15-24                  Zero      A              4,800         821,424
  Toll Rd Rev Cap Apprec 1st Tier Sub Ser C, 08-15-25                  Zero      Ba1            5,000         792,300
  Toll Rd Rev Cap Apprec 1st Tier Sub Ser C, 08-15-26                  Zero      Ba1            5,500         807,015

Washington 0.76%                                                                                            4,825,772
Spokane County Industrial Development Corp,
  Solid Waste Disp Rev Kaiser Alum & Chem Corp
  Proj, 03-01-27                                                      7.600      BB-            1,250         937,513
Washington Public Power Supply System,
  Nuclear Proj No. 1 Rev Ref Ser 1989B, 07-01-16                      7.125      AA-            1,500       1,888,035
Washington, State of,
  GO Ser A of 1990, 02-01-15                                          6.750      AA+            1,000       1,227,010
Washington, University of,
  Hsg & Dining Rev Preref, 12-01-21                                   7.000      AAA              595         613,475
  Hsg & Dining Rev Preref, 12-01-21                                   7.000      AAA               35          36,087
  Hsg & Dining Rev Unref Bal, 12-01-21                                7.000      AAA              120         123,652

West Virginia 0.52%                                                                                         3,320,100
West Virginia State Hospital Finance Auth,
  Hosp Rev Charleston Area Medical Center
  Ser 2000A, 09-01-22                                                 6.750      A2             3,000       3,320,100

Wisconsin 0.03%                                                                                               160,496
Sturgeon Bay Combined Utilities,
  Door County Combined Util Mtg Rev Ser 1990
  Unref Bal, 01-01-10                                                 7.500      AAA              155         160,496

TOTAL INVESTMENTS 99.62%                                                                                 $633,517,365

OTHER ASSETS AND LIABILITIES, NET 0.38%                                                                    $2,427,624

TOTAL NET ASSETS 100.00%                                                                                 $635,944,989

(r) Direct placement security is restricted to resale. This security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's bylaws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:

                                                                       VALUE AS A          VALUE
                                                                       PERCENTAGE          AS OF
                                        ACQUISITION    ACQUISITION      OF FUND'S      AUGUST 31,
  ISSUER, DESCRIPTION                          DATE           COST     NET ASSETS           2001
------------------------------------------------------------------------------------------------
Puerto Rico Highway and
  Transportation Auth,
  Highway Rev Ser Y Res Int
  Tax-Exempt Sec Rec'ts Ser PA-114
  9.687%, 07-01-11                         04-02-96    $14,925,160          2.79%    $17,760,951

(B) Non-income producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,691,240 or 0.74% of net assets as of August 31, 2001.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Service, Fitch, or John Hancock Advisers,
    Inc. where Standard & Poor's ratings are not available.

 ** A portion of these securities having an aggregate value of $5,043,350 or 0.79% of the Fund's net assets, has been purchased as forward commitments -- that is, the Fund has agreed on trade date to take delivery of and to make payment for this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The
    Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.
    Accordingly, the market value of $5,142,619 of Commonwealth of Puerto
    Rico, 8.647%, 07-01-11, has been segregated to cover the forward commitments.

  # Represents rate in effect on August 31, 2001.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

August 31, 2001.

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                            VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                            OF NET ASSETS
General Obligation                                    6.80%
Revenue Bonds -- Airport                              3.54
Revenue Bonds -- Authority                            2.48
Revenue Bonds -- Bridge & Toll Road                   1.15
Revenue Bonds -- Building                             1.39
Revenue Bonds -- Combined                             0.62
Revenue Bonds -- Economic Development                 3.02
Revenue Bonds -- Education                            3.01
Revenue Bonds -- Electric                            11.08
Revenue Bonds -- Environment                          1.01
Revenue Bonds -- Excise Tax                           0.33
Revenue Bonds -- Facility                             0.88
Revenue Bonds -- Financial                            0.21
Revenue Bonds -- Health                              10.87
Revenue Bonds -- Highway                              0.97
Revenue Bonds -- Hospital                             0.52
Revenue Bonds -- Hotel                                0.72
Revenue Bonds -- Housing                              1.30
Revenue Bonds -- Industrial Development               2.18
Revenue Bonds -- Industrial Revenue                   4.92
Revenue Bonds -- Lease                                0.17
Revenue Bonds -- Other                                3.80
Revenue Bonds -- Parking Garage/Authority             0.24
Revenue Bonds -- Pollution Control                   13.36
Revenue Bonds -- Recreational Facility                0.60
Revenue Bonds -- School                               1.01
Revenue Bonds -- Single-Family                        0.33
Revenue Bonds -- Solid Waste Disposal                 0.21
Revenue Bonds -- Special Assessment                   0.16
Revenue Bonds -- Student Loan                         0.56
Revenue Bonds -- Tax Increment                        0.17
Revenue Bonds -- Transportation                      19.02
Revenue Bonds -- Water & Sewer                        2.99

Total tax-exempt long-term bonds                     99.62%

See notes to
financial statements.



ASSETS AND
LIABILITIES

August 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $573,375,367)                         $633,517,365
Cash                                                                1,371,444
Cash segregated for futures contracts                                  80,000
Receivable for investments sold                                     1,064,279
Receivable for shares sold                                            550,555
Interest receivable                                                 8,384,697
Other assets                                                          170,475

Total assets                                                      645,138,815

LIABILITIES
Payable for investments purchased                                   8,498,295
Payable for shares repurchased                                         83,679
Dividends payable                                                      76,580
Payable to affiliates                                                 325,671
Other payables and accrued expenses                                   209,601

Total liabilities                                                   9,193,826

NET ASSETS
Paid-in capital                                                   590,407,310
Accumulated net realized loss on investments and
  financial futures contracts                                     (15,731,521)
Net unrealized appreciation of investments and
  financial futures contracts                                      60,140,476
Undistributed net investment income                                 1,128,724

Net assets                                                       $635,944,989

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($548,203,938 [DIV] 51,136,037 shares)                         $10.72
Class B ($84,599,619 [DIV] 7,891,387 shares)                           $10.72
Class C ($3,141,432 [DIV] 293,030 shares)                              $10.72

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($10.72 [DIV] 95.5%)                                          $11.23
Class C ($10.72 [DIV] 99%)                                             $10.83

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
August 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                          $37,534,462

Total investment income                                            37,534,462

EXPENSES
Investment management fee                                           3,334,379
Class A distribution and service fee                                1,311,727
Class B distribution and service fee                                  903,362
Class C distribution and service fee                                   18,484
Transfer agent fee                                                    705,495
Custodian fee                                                         143,233
Accounting and legal services fee                                     122,407
Interest expense                                                       53,858
Registration and filing fee                                            42,585
Auditing fee                                                           37,000
Printing                                                               25,309
Trustees' fee                                                          25,147
Miscellaneous                                                          20,302
Legal fee                                                               7,462

Total expenses                                                      6,750,750
Less expense reductions                                              (753,535)

Net expenses                                                        5,997,215

Net investment income                                              31,537,247

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on
Investments                                                         3,564,527
Financial futures contracts                                            58,212
Change in unrealized appreciation (depreciation) on
Investments                                                        22,599,675
Financial futures contracts                                            (1,522)

Net realized and unrealized gain                                   26,220,892

Increase in net assets from operations                            $57,758,139

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   8-31-00          8-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $34,892,871      $31,537,247

Net realized gain                                2,128,068        3,622,739
Change in net unrealized
  appreciation (depreciation)                   (7,988,812)      22,598,153

Increase in net assets
  resulting from operations                     29,032,127       57,758,139

Distributions to shareholders
From net investment income
Class A                                        (29,385,949)     (27,412,391)
Class B                                         (5,453,942)      (4,045,250)
Class C                                            (52,981)         (79,754)
From net realized gain
Class A                                            (75,045)      (1,163,909)
Class B                                            (16,923)        (204,734)
Class C                                                (88)          (3,740)
                                               (34,984,928)     (32,909,778)

From fund share transactions                   (83,204,163)      (8,808,497)

NET ASSETS
Beginning of period                            709,062,089      619,905,125

End of period 1                               $619,905,125     $635,944,989

1 Includes undistributed net investment income of $1,127,013 and $1,128,724, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.27      $10.63      $11.01      $10.36      $10.30
Net investment income                                     0.59        0.56 1      0.56 1      0.56 1     0.541
Net realized and unrealized
  gain (loss) on investments                              0.36        0.38       (0.65)      (0.06)       0.44
Total from
  investment operations                                   0.95        0.94       (0.09)       0.50        0.98
Less distributions
From net investment income                               (0.59)      (0.56)      (0.56)      (0.56)      (0.54)
From net realized gain                                      --          --          --          -- 2     (0.02)
                                                         (0.59)      (0.56)      (0.56)      (0.56)      (0.56)
Net asset value,
  end of period                                         $10.63      $11.01      $10.36      $10.30      $10.72
Total return 3,4 (%)                                      9.44        9.08       (0.93)       5.09        9.89

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $590        $601        $565        $522        $548
Ratio of expenses
  to average net assets (%)                               0.85        0.85        0.85        0.85        0.86
Ratio of adjusted expenses
  to average net assets 5 (%)                             0.91        0.87        0.96        1.00        0.98
Ratio of net investment income
  to average net assets (%)                               5.61        5.16        5.14        5.53        5.22
Portfolio turnover (%)                                      46 6        24          13          12          24

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.27      $10.63      $11.01      $10.36      $10.30
Net investment income                                     0.51        0.48 1      0.48 1      0.48 1      0.47 1
Net realized and unrealized
  gain (loss) on investments                              0.36        0.38       (0.65)      (0.06)       0.44
Total from
  investment operations                                   0.87        0.86       (0.17)       0.42        0.91
Less distributions
From net investment income                               (0.51)      (0.48)      (0.48)      (0.48)      (0.47)
From net realized gain                                      --          --          --          -- 2     (0.02)
                                                         (0.51)      (0.48)      (0.48)      (0.48)      (0.49)
Net asset value,
  end of period                                         $10.63      $11.01      $10.36      $10.30      $10.72
Total return 3,4 (%)                                      8.63        8.27       (1.67)       4.31        9.07

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $205        $184        $144         $97         $85
Ratio of expenses
  to average net assets (%)                               1.60        1.60        1.60        1.60        1.61
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.66        1.62        1.71        1.75        1.73
Ratio of net investment income
  to average net assets (%)                               4.85        4.41        4.39        4.78        4.47
Portfolio turnover (%)                                      46 6        24          13          12          24

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 7   8-31-00     8-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.86      $10.36      $10.30
Net investment income 1                                   0.19        0.47        0.45
Net realized and unrealized
  gain (loss) on investments                             (0.50)      (0.06)       0.44
Total from
  investment operations                                  (0.31)       0.41        0.89
Less distributions
From net investment income                               (0.19)      (0.47)      (0.45)
From net realized gain                                      --          -- 2     (0.02)
                                                         (0.19)      (0.47)      (0.47)
Net asset value,
  end of period                                         $10.36      $10.30      $10.72
Total return 3,4 (%)                                     (2.86)8      4.19        8.96

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 9        $1          $3
Ratio of expenses
  to average net assets (%)                               1.70 10     1.70        1.71
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.71 10     1.75        1.73
Ratio of net investment income
  to average net assets (%)                               4.29 10     4.60        4.37
Portfolio turnover (%)                                      13          12          24

 1 Based on the average of the shares outstanding at the end of each month.

 2 Less than $0.01 per share.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 5 Does not take into consideration expense reductions during the periods shown.

 6 Portfolio turnover excludes merger activity.

 7 Class C shares began operations on 4-1-99.

 8 Not annualized.

 9 Less than $500,000.

10 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Tax-Free Bond Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest of which is exempt from federal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount and premium on securities

For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $3,402,862, and the weighted average interest rate was 6.81%. Interest expense includes $18,373 paid under the line of credit. There was no outstanding borrowing under the line of credit on August 31, 2001.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had the following open financial futures contracts at August 31, 2001:

                                                           UNREALIZED
EXPIRATION        OPEN CONTRACTS         POSITION          DEPRECIATION
-----------------------------------------------------------------------
December 01       U.S. Long Bond         Long               ($1,522)

At August 31, 2001, the Fund had deposited $80,000 in a segregated account to cover margin requirements on open futures contracts.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,768,595 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $7,612,962 and August 31, 2003 -- $5,155,633. Availability of a certain amount of these loss carryforwards which were acquired on December 6, 1996 in the merger with John Hancock Managed Tax-Exempt Fund may be limited in a given year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000, (c) 0.45% of the Fund's average daily net asset in excess of $1,000,000,000.

The Adviser had voluntarily agreed to limit the Fund's expenses to 0.85%, 1.60% and 1.70% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, the reduction in the Adviser's fee amounted to $25,572 for the year ended August 31, 2001. This limitation was terminated on December 31, 2000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $112,936, or 0.02% of the Fund's average net assets, for the year ended August 31, 2001. If the Fund had not entered into this agreement the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service ("12b-1") fees pursuant to Class A and Class B Plans to 0.15% and 0.90%, respectively, of the Fund's average daily net assets, at least until December 31, 2001. Accordingly, the reduction in the 12b-1 fee amounted to $524,691 and $90,336 for Class A and B, respectively, for the year ended August 31, 2001. JH Funds reserves the right to terminate this limitation in the future. A maximum of 0.25% of such 12b-1 fee payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2001, JH Funds received net up-front sales charges of $434,793 with regard to sales of Class A shares. Of this amount, $53,493 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $151,189 was paid as sales commissions to unrelated broker-dealers and $230,111 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2001, JH Funds received net up-front sales charges of $25,008 with regard to sales of Class C shares. Of this amount, $23,097 was paid as sales commissions to unrelated broker-dealers and $1,911 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended August 31, 2001, CDSCs received by JH Funds amounted to $128,505 for Class B shares and none for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                     YEAR ENDED 8-31-00            YEAR ENDED 8-31-01
                                SHARES           AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                        51,897,501     $522,332,414     5,352,947     $55,691,613
Distributions reinvested     2,049,818       20,665,913     1,918,771      19,957,079
Repurchased                (57,798,491)    (581,930,466)   (6,798,763)    (70,580,686)
Net increase (decrease)     (3,851,172)    ($38,932,139)      472,955      $5,068,006

CLASS B SHARES
Sold                           967,087       $9,770,637     1,381,692     $14,396,012
Distributions reinvested       283,738        2,861,689       219,907       2,286,497
Repurchased                 (5,726,132)     (57,743,585)   (3,115,447)    (32,394,466)
Net decrease                (4,475,307)    ($45,111,259)   (1,513,848)   ($15,711,957)

CLASS C SHARES
Sold                         4,763,155     $47,723,739        390,841      $4,045,166
Distributions reinvested         2,330          23,511          6,077          63,367
Repurchased                 (4,683,200)    (46,908,015)      (220,359)     (2,273,079)
Net increase                    82,285        $839,235        176,559      $1,835,454

NET DECREASE                (8,244,194)   ($83,204,163)      (864,334)    ($8,808,497)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2001, aggregated $149,265,065 and $160,684,864, respectively.

The cost of investments owned at August 31, 2001 for federal income tax purposes was $573,375,367. Gross unrealized appreciation and depreciation of investments aggregated $69,547,627 and $9,405,629, respectively, resulting in net unrealized appreciation of $60,141,998.

NOTE E
Reclassification of accounts

During the year ended August 31, 2001 the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $648, an increase in undistributed net investment income of $1,859 and a decrease in capital paid-in of $2,507. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of August 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and accrete discounts on debt securities effective September 1, 2001, in accordance with the method required by the Guide. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund but will result in an increase in the cost of investments and a corresponding reduction in unrealized appreciation on investments based on securities held as of August 31, 2001.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders,

We have audited the accompanying statement of assets and liabilities of the John Hancock Tax-Free Bond Fund (the "Fund"), one of the portfolios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Tax-Free Bond Fund of the John Hancock Tax-Free Bond Trust at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                          /S/ ERNST & YOUNG LLP

Boston, Massachusetts
October 11, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 2001.

None of the 2001 income dividends qualify for the corporate dividends-received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 100% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 16.99%.

None of the income dividends were derived from the U.S. Treasury bills.

For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.



OUR FAMILY
OF FUNDS

---------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Relative Value Fund
                    Growth Trends Fund
                    Large Cap Growth Fund
                    Large Cap Value Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Value Fund
                    Sovereign Investors Fund

---------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

---------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Intermediate Government Fund
                    Strategic Income Fund

---------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

---------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Tax-Free Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

---------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock Tax-Free Bond Fund.

5200A   8/01
       10/01






John Hancock
High Yield
Tax-Free Fund

ANNUAL
REPORT

8.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 15

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of
current income
exempt from
federal income
tax, consistent
with preservation
of capital.

Over the last twelve months

* High-yield municipal bonds rebounded in 2001.

* The Fund's focus on well-known and liquid securities helped results.

* The Fund maintained its focus on call-protected bonds as interest rates dropped.

[Bar chart with heading "John Hancock High Yield Tax-Free Fund." Under the heading is a note that reads "Fund performance for the year ended August 31, 2001." The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 8.88% total return for Class A. The second bar represents the 8.12% total return for Class B. The third bar represents the 8.07% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.8%   South Orange Cty. Public Financing Auth., 8-15-17, 9.470%
 2.9%   Foothill/Eastern Transp. Corridor Agency, 1-1-18, 0.000%
 2.8%   Homestead, City of, 11-1-18, 7.950%
 2.4%   Waterford, Township of, 1-1-39, 6.000%
 2.4%   Western Generation Agency, 1-1-21, 7.125%
 2.3%   Massachusetts Industrial Finance Agency, 7-1-15, 9.000%
 2.1%   San Bernardino, County of, 8-1-17, 5.500%
 2.1%   Illinois Health Facilities Auth., 10-1022, 9.500%
 2.0%   Houston, City of, 7-1-29, 6.750%
 2.0%   Hopewell Industrial Development Auth., 6-1-16, 8.250%

As a percentage of net assets on August 31, 2001.



MANAGERS'
REPORT

BY FRANK LUCIBELLA, CFA, BARRY EVANS, CFA, AND DIANNE SALES, CFA,
PORTFOLIO MANAGERS

John Hancock
High Yield Tax-Free Fund

High-yield municipal bonds staged a comeback in recent months, resulting in decent returns for the year ended August 31, 2001. In late 2000 and early 2001, high-yield muni prices came under significant pressure, even as falling interest rates boosted their lower-yielding, higher-quality counterparts. Weakening economic conditions -- the impetus for the Federal Reserve to slash interest rates -- fanned fears that issuers of lower-quality, higher-yielding municipal debt might run into financial problems. Additionally, high-yield bonds have less interest-rate sensitivity than higher-quality securities because their relatively high interest income cushions the impact of rate changes. As a result, high-yield bonds lagged in the municipal market rally that extended from late last year to mid-2001. Finally, high-yield bonds were constrained by unfavorable supply and demand conditions. Supply remained relatively light, and demand was tepid.

"High-yield municipal
 bonds staged a
 comeback in recent
 months..."

TIDE TURNS IN SECOND HALF OF FISCAL YEAR

In recent months, however, the tide turned in favor of high-yield municipals. Even though the Fed continued its efforts to boost the economy by cutting interest rates, those moves didn't have the same positive effect on the bond markets that they had had earlier in the year. In fact, long-maturity muni yields actually rose, as investors became increasingly concerned that rate cuts would ultimately stimulate economic growth and fuel inflationary pressures. Generally speaking, short-term muni bond yields are closely tied to Fed actions and fall in concert with interest-rate cuts. Although longer-term bond yields also are influenced by Fed policy, other factors -- such as fears of inflation -- can affect their performance. That was the case recently, with long-term municipal bond yields creeping higher, and their prices lower.

[A photo of Team leader Frank Lucibella flush right next to first paragraph.]

An expanding quest for yield also helped high-yield bonds. In a declining interest-rate environment, investors -- both individual and institutional -- increasingly turned to the high-yield muni sector to meet their income needs. High levels of income, coupled with the fact that high-yield municipals were relatively cheap, created more demand for them. Expectations of economic recovery also aided the high-yield market's performance, since an improving economy can translate into better financial health for high-yield issuers.

FUND PERFORMANCE REVIEW

For the 12 months ended August 31, 2001, John Hancock High Yield Tax-Free Fund's Class A, Class B and Class C shares posted total returns of 8.88%, 8.12% and 8.07%, respectively, at net asset value. By comparison, the average high-yield municipal bond fund returned 7.75%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"The Fund's outperfor-
 mance relative to its
 peers was due in part to
 our emphasis on liquid,
 or widely held and
 traded, bonds."

The Fund's outperformance relative to its peers was due in part to our emphasis on liquid, or widely held and traded, bonds. They provided a measure of protection when market conditions were unfavorable and they were among the first to react positively when things improved. In particular, many of our health-care holdings -- specifically, bonds issued by some hospitals -- enjoyed good performance, as financial trends in that industry started to stabilize. Security selection also was a plus for performance. We saw good gains from bonds issued by the New Jersey Economic Development Authority on behalf of Continental Airlines, as well as bonds issued by Connecticut Light and Power, when that utility's credit rating was upgraded.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Health 19%, the second is Pollution control 17%, the third Transportation 6%, the fourth Economic development 5% and the fifth Airport 5%.]

FOCUS ON CALL PROTECTION

Throughout the year, we continued to focus on bonds with good call protection, which guards a bond against being redeemed by its issuer for a certain period of time. Having good call protection is especially important in periods when interest rates are falling, because issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away" or redeemed early, holders of called bonds often are forced to reinvest their money in bonds with lower yields.

[Bar chart at bottom of page with heading "Top five states as a percentage of net assets on August 31, 2001." (From top to bottom):
California 20%, Florida 12%, New Jersey 7%, Illinois 7% and Pennsylvania 5%.]

Many high-yield bonds are issued with 10 years of call protection, meaning they can't be redeemed in less than 10 years after being issued. But as these bonds get close to their call date, their prices tend to adjust downward if there's a chance that they will be called. Rather than wait for that eventuality, we looked for opportunities to sell callable bonds -- in many cases, up to two years prior to their call date -- when the market provided us with opportunities to book attractive replacement yields.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Zero-coupon bonds followed by an up arrow with the phrase "Added rate sensitivity boosts prices." The second listing is Mountain State Health followed by an up arrow with the phrase "Improved financial trends for health-care industry." The third listing is Kaiser Aluminum followed by a down arrow with the phrase "Weak industrial environment."]

"Throughout the year,
 we continued to focus
 on bonds with good call
 protection..."

OUTLOOK

As we went to publication with this report, the tragic terrorist attacks on the World Trade Center and the Pentagon had just rocked the nation. Please be assured that we will closely monitor the impact of these events on the financial markets and will act to adjust our investment posture where we see fit, continuing, of course, to focus on fundamentals and to apply in-depth analysis. We are also fully confident that despite any short-term impact, the resiliency of the U.S. people and the economy will outlast the shock of these events.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the Fund's prospectus for a discussion of the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the year ended
August 31, 2001.

The index used for
comparison is the
Lehman Brothers
Municipal Bond
Index, an unmanaged
index that includes
approximately 8,000
bonds and is commonly
used as a measure of
bond performance.

It is not possible to
invest directly in an
index.

                              Class A      Class B      Class C        Index
Inception date               12-31-93      8-25-86       4-1-99           --

Average annual returns with maximum sales charge (POP)
One year                         3.93%        3.12%        5.96%       10.19%
Five years                       4.30%        4.17%          --         7.01%
Ten years                          --         5.58%          --         7.22%
Since inception                  4.25%          --         1.86%          --

Cumulative total returns with maximum sales charge (POP)
One year                         3.93%        3.12%        5.96%       10.19%
Five years                      23.43%       22.68%          --        40.35%
Ten years                          --        72.20%          --       100.84%
Since inception                 37.58%          --         4.56%          --

SEC 30-day yield as of August 31, 2001
                                 5.47%        4.98%        4.93%          --

Performance figures assume all distributions were reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1--6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $20,084 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Tax-Free Fund Class B1, before sales charge, and is equal to $17,222 as of August 31, 2001.

                                    Class A      Class C 1
Inception date                     12-31-93       4-1-99
Without sales charge                $14,402      $10,566
With maximum sales charge           $13,759      $10,461
Index                               $15,700      $11,507

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of August 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2001.

This schedule has one main category: tax-exempt long-term bonds. The tax-exempt long-term bonds are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund.

STATE, ISSUER, DESCRIPTION,                                        INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
TAX-EXEMPT LONG-TERM BONDS 98.30%                                                                        $124,890,841
(Cost $122,682,246)

Alaska 0.92%                                                                                               $1,167,100
Anchorage, City of,
  Ice Rink Rev, 01-01-20                                              6.375%     BB+           $1,000       1,167,100

Arizona 1.50%                                                                                               1,909,500
Peoria Industrial Development Auth,
  Ind'l Dev Rev Ref Ser 1999A Sierra Winds Life,
  08-15-20                                                            6.250      BB+            1,000         950,000
Pima County Industrial Development Auth,
  Ind'l Rev Ser 1997B Tucson Elec Pwr Co Proj,
  09-01-29                                                            6.000      B+             1,000         959,500

California 20.11%                                                                                          25,548,664
ABC Unified School District
  Cap Apprec, 08-01-31                                                 Zero      AAA            1,980         415,226
ABAG Finance Authority for Nonprofit Corps,
  Cert of Part Nat'l Center for Int'l Schools Proj,
  05-01-18                                                            7.375      BB+            1,000       1,080,410
Foothill/Eastern Transportation Corridor Agency,
  Toll Rd Rev Sr Lien Cap Apprec Ser A, 01-01-18                       Zero      AAA            7,950       3,675,285
  Toll Rd Rev Ref Conv Cap Apprec, 01-15-23                            Zero      AAA            3,000       2,069,910
  Toll Rd Rev Ref Cap Apprec, 01-15-36                                 Zero      BBB-           4,000         519,640
Millbrae, City of,
  Residential Facil Rev Ser 1997A Magnolia of
  Millbrae Proj, 09-01-27                                             7.375      BB             1,000       1,039,600
Richmond, City of,
  Wastewater Rev Cap Apprec, 08-01-29                                  Zero      AAA            1,775         414,338
Sacramento City Financing Auth,
  Rev Convention Ctr Hotel Ser 1999A, 01-01-30                        6.250      BB+            1,000       1,018,120
San Bernardino, County of,
  Cert of Part Ref Medical Ctr Fin Proj, 08-01-17                     5.500      A-             2,500       2,678,675
San Diego County Water Auth,
  Water Rev Cert of Part Reg RITES, 04-23-08                          8.548#     AAA            1,000       1,250,000
San Francisco, City of,
  Resid Facil Ser A Coventry Park Proj, 12-01-26                      8.500      BB-            2,000       1,805,340
San Joaquin Hills Transportation Corridor Agency,
  Toll Rd Rev Sr Lien, 01-01-33                                       5.000      Baa3           1,000         938,370
South Orange County Public Financing Auth,
  Spec Tax Rev LEVRRS, 08-15-17                                       9.470#     AAA            7,500       8,643,750

Colorado 1.21%                                                                                              1,542,555
Northwest Parkway Public Highway Auth,
  Rev 1st Tier Sub Ser 2001D, 06-15-41                                7.125      BB+            1,500       1,542,555

Connecticut 1.61%                                                                                           2,049,060
Connecticut State Development Auth,
  Poll Control Rev Ref Ser 1993A Connecticut
  Light & Pwr, 09-01-28                                               5.850      BBB            2,000       2,049,060

District of Columbia 0.83%                                                                                  1,053,270
District of Columbia,
  Cert of Part, 01-01-13                                              7.300      BBB            1,000       1,053,270

Florida 11.98%                                                                                             15,219,871
Capital Projects Finance Auth,
  Students Hsg Rev Cap Projs Ln Prog Florida Univ
  Ser 2000A, 08-15-31                                                 7.850      BBB-           2,000       2,030,860
  Students Hsg Rev Cap Projs Ln Prog Ser 2001G,
  10-01-11                                                            9.125      AAA            2,000       1,997,760
Crossings at Fleming Island Community
  Development District,
  Spec Assessment Rev Ref Ser 2000C, 05-01-30                         7.100      BBB-           1,000       1,057,890
Grand Haven Community Development District,
  Spec Assessment Ser B, 05-01-19                                     6.900      BB+            1,020       1,044,704
Homestead, City of,
  Ind'l Dev Rev Ser A Community Rehab Proj, 11-01-18                  7.950      BB             3,470       3,533,085
Mediterra North Community Development District,
  Cap Imp Rev Ser 2001A, 05-01-31                                     6.800      BB+            1,000       1,011,970
Miami Beach Health Facilities Auth,
  Hosp Rev Ref Mt Sinai Med Ctr Ser 2001A, 11-15-31                   6.800      BBB-           1,000       1,047,000
Poinciana Community Development District,
  Spec Assessment Ser 2000A, 05-01-31                                 7.125      BB+              615         646,740
South Indian River Water Control District,
  Rev Egret Landing Proj Section 15 Phase 1, 11-01-18                 7.500      BB+            1,910       2,093,704
Waterchase Community Development District,
  Cap Imp Rev Ser 2001A, 05-01-32                                     6.700      BB               750         756,158

Illinois 7.07%                                                                                              8,989,643
Bedford Park, City of,
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-12                  7.375      BBB-           1,000       1,050,520
  Tax Increment Rev Ref 71st & Cicero Proj, 01-01-06                  7.000      BBB-             555         577,128
  Tax Increment Rev Sr Lien Mark IV Proj, 03-01-12                    9.750      AAA              910         955,482
Chicago, City of,
  Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
  Ser 2001C United Air Lines, Inc. Proj, 05-01-16                     6.300      Ba1            1,000       1,025,450
  Chicago-O'Hare Int'l Airport Spec Facil Rev Ref
  American Airlines, Inc., 12-01-24                                   8.200      BBB-           1,500       1,672,410
Illinois Health Facilities Auth,
  Rev Ser A Fairview Obligated Group Proj, 10-01-22                   9.500      AA             2,470       2,665,303
Round Lake Beach, City of,
  Tax Increment Rev Ref, 12-01-13                                     7.500      BBB-           1,000       1,043,350

Indiana 1.25%                                                                                               1,588,290
Petersburg, City of,
  Poll Control Rev Indiana Power & Light Co, 11-01-29                 6.375      BBB-           1,500       1,588,290

Iowa 0.68%                                                                                                    863,957
Iowa Finance Auth,
  Hlth Care Facil Rev Ref Care Initiatives Proj Ser B,
  07-01-18                                                            5.750      BB               715         624,145
  Hlth Care Facil Rev Ref Care Initiatives Proj, 07-01-25             9.250      BB               200         239,812

Kansas 2.36%                                                                                                3,000,460
Kansas Development Finance Auth,
  Multifamily Hsg Rev Ref Ser Y, 12-01-28                             6.125      BBB-           1,000         908,640
Prairie Village, City of,
  Rev Ser A Claridge Court Proj, 08-15-23                             8.750      BBB-           2,000       2,091,820

Kentucky 0.80%                                                                                              1,018,310
Newport Public Properties,
  Corp Rev 1st Mtg Pub Prkg & Plaza Ser 2000A-1,
  01-01-27                                                            8.500      BB             1,000       1,018,310

Louisiana 0.63%                                                                                               808,170
Louisiana Public Facilities Auth,
  Progressive Hlthcare Rev , 10-01-20                                 6.375      BB-            1,000         808,170

Massachusetts 2.96%                                                                                         3,762,634
Massachusetts Development Finance Agency,
  Rev Lasell Village Proj Ser 1998A, 12-01-25                         6.375      BBB-           1,000         872,110
Massachusetts Industrial Finance Agency,
  Rev Ser A Southeastern Mass Proj, 07-01-15                          9.000      BB             2,800       2,890,524

Michigan 3.64%                                                                                              4,620,950
Midland County Economic Development Corp,
  Poll Control Ltd Oblig Rev Ref Ser 2000A, 07-23-09                  6.875      BB+            1,500       1,543,950
Waterford, Township of,
  Economic Dev Corp Rev Ref Canterbury Hlth,
  01-01-39                                                            6.000      BB-            3,620       3,077,000

Minnesota 1.55%                                                                                             1,977,100
Minneapolis-St. Paul Metropolitan Airports Commission,
  Spec Facil Rev Ser 2001A Northwest Airlines, Inc. Proj,
  04-01-25                                                            7.000      BB+            2,000       1,977,100

Mississippi 1.95%                                                                                           2,471,925
Mississippi Business Finance Corp.,
  Mississippi Poll Control Rev Ref Sys Energy
  Resources, Inc. Proj, 04-01-22                                      5.875      BBB-           2,500       2,471,925

Missouri 1.57%                                                                                              1,988,379
Fenton, City of,
  Tax Incr Rev Ref & Imp Gravois Bluffs, 10-01-21                     7.000      BB+            1,000       1,059,260
Lees Summit Industrial Development Auth,
  Hlth Facil Rev Ref & Imp John Knox Vlg Proj, 08-15-12               7.125      A-               910         929,119

Nevada 1.59%                                                                                                2,017,150
Nevada Department of Business & Industry,
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                      7.375      BB             1,000       1,009,270
  Las Vegas Monorail Proj Rev 2nd Tier, 01-01-23                      7.250      BB             1,000       1,007,880

New Hampshire 1.77%                                                                                         2,243,345
New Hampshire Business Finance Auth,
  Poll Control Rev Ref Ser D Pub Serv Co, 05-01-21                    6.000      BBB+           1,000       1,011,680
New Hampshire Higher Educational & Health
  Facilities Auth,
  Rev Littleton Hosp Assn-Ser A, 05-01-18                             5.900      BB-            1,500       1,231,665

New Jersey 7.15%                                                                                            9,084,405
Camden County Improvement Auth,
  Lease Rev Ser A Holt Hauling & Warehousing Proj,
  01-01-21                                                            9.875      CCC-           1,500       1,405,335
New Jersey Economic Development Auth,
  Economic Dev Rev Ref Ser 1995J Holt Hauling Proj,
  11-01-23                                                            8.500      B-             2,500       2,317,900
Ind'l Dev Rev Ref Newark Airport Marriott Hotel Proj,
  10-01-14                                                            7.000      BBB-           1,000       1,026,360
Spec Facil Rev Continental Airlines, Inc. Proj, 11-15-30              7.000      BB             1,500       1,577,970
New Jersey Health Care Facilities Financing Auth,
  Rev Care Institute Inc Cherry Hill Proj, 07-01-27                   8.000      BB-            2,000       1,716,400
St Peters Univ Hosp Rev Ser 2000A, 07-01-30                           6.875      BBB            1,000       1,040,440

New York 2.34%                                                                                              2,971,734
Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj, 10-01-26                      8.250      BB+            1,425       1,539,014
New York City Industrial Development Agency,
  Ind'l Dev Rev Ref LaGuardia Assoc LP Proj, 11-01-28                 6.000      BB+            1,000         929,310
Suffolk County Industrial Development Agency,
  Continuing Care Retire Cmty Rev Peconic Landing
  Ser 2000A, 10-01-30                                                 8.000      BB+              500         503,410

Oregon 2.40%                                                                                                3,045,360
Western Generation Agency,
  Rev 1994 Ser A Wauna Cogeneration Proj, 01-01-21                    7.125      BBB-           3,000       3,045,360

Pennsylvania 4.51%                                                                                          5,727,344
Allegheny County Hospital Development Auth,
  Rev Ref Ser 2000B West Penn Allegheny Hlth Sys,
  11-15-30                                                            9.250      B+             1,000       1,051,070
Beaver County Industrial Development Auth,
  Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co
  Beaver Valley Proj, 05-01-20                                        7.750      BB+            1,700       1,865,631
  Poll Control Rev Ref Cleveland Elec Proj, 05-01-25                  7.625      BB+            1,000       1,084,830
Chester County Health & Education Facilities Auth,
  Hosp Rev Ser 2001A Chester County Hospital,
  07-01-31                                                            6.750      Baa1           1,000       1,029,290
Chester County Industrial Development Auth,
  Rev 1st Mtg Rha/Pa Nursing Home (B), 05-01-19                      10.125      B-               193          96,523
Pennsylvania Economic Development Finance Auth,
  Ser B Qualified Residential RSI Properties/
  Greensburg LLC Proj (B), 09-01-27                                   8.000      BB-            1,000         600,000

Puerto Rico 0.86%                                                                                           1,094,360
Puerto Rico Ind'l, Tourist, Ed'l, Medical & Environmental,
  Control Facilities Financing Auth Cogen Fac Rev
  Ser 2000A AES Proj, 06-01-26                                        6.625      Baa2           1,000       1,094,360

Rhode Island 1.63%                                                                                          2,071,521
Providence Redevelopment Agency,
  Cert of Part Ser 1994A, 09-01-24                                    8.000      BBB-           2,015       2,071,521

South Carolina 0.61%                                                                                          776,557
South Carolina Jobs-Economic Development Authority,
  Rev Myrtle Beach Convention Ctr Ser 2001A,
  04-01-36                                                            6.625      BBB-             750         776,557

Tennessee 2.31%                                                                                             2,936,923
Chattanooga Industrial Development Board,
  Ind'l Dev Rev Ref Warehouse Row Ltd Proj, 12-15-12                  7.000      BBB            1,900       1,853,393
Johnson City Health & Educational Facilities Board,
  Hosp Rev Ref 1st Mtg Mtn States Hlth Ser 2000A,
  07-01-33                                                            7.500      Baa2           1,000       1,083,530

Texas 3.22%                                                                                                 4,092,530
Harris County-Houston Sports Auth,
  Spec Rev Ref Sr Lien Cap Apprec Ser 2001A, 11-15-34                  Zero      AAA            3,500         556,570
Houston, City of,
  Airport Sys Spec Facil Rev Continental Airlines, Inc.
  Ser 2001E, 07-01-29                                                 6.750      BB             2,500       2,493,450
Metro Health Facilities Development Corp,
  Hosp Rev Wilson N Jones Mem Hosp Proj, 01-01-31                     7.250      Baa3           1,000       1,042,510

Utah 2.36%                                                                                                  2,992,368
Carbon, County of,
  Solid Waste Disp Rev Ref Ser A East Carbon
  Development Corp, 07-01-12                                          9.000      BBB-           1,930       1,961,806
Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999A, 08-15-23                                                 7.100      BB               900         936,810
Solid Waste Disp Rev Ref Sunnyside Cogeneration
  Ser 1999B, 08-15-24                                                  Zero      BB               290          74,252
Tooele, County of,
  Poll Control Rev Ref Ser A Laidlaw Environmental
  Proj (B), 07-01-27                                                  7.550      D              1,500          19,500

Virginia 3.40%                                                                                              4,312,794
Hopewell Industrial Development Auth,
  Resource Recovery Rev Ref Stone Container Corp
  Proj, 06-01-16                                                      8.250      BB             2,400       2,480,952
Pocahontas Parkway Association,
  Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-21                                                             Zero      Ba1            4,100         892,242
Toll Road Rev Cap Apprec 1st Tier Sub Ser 1998C,
  08-15-20                                                             Zero      Ba1            4,000         939,600

Washington 1.53%                                                                                            1,944,612
Seattle, Port of,
  Spec Facil Rev Northwest Airlines, Inc. Proj, 04-01-30              7.250      BB+            1,000       1,007,100
Spokane County Industrial Development Corp,
  Solid Waste Disp Rev Kaiser Alum & Chem Corp Proj,
  03-01-27                                                            7.600      BB-            1,250         937,512

TOTAL INVESTMENTS 98.30%                                                                                 $124,890,841

OTHER ASSETS AND LIABILITIES, NET 1.70%                                                                    $2,156,193

TOTAL NET ASSETS 100.00%                                                                                 $127,047,034

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Services, Fitch or John Hancock
    Advisers, Inc. where Standard & Poor's ratings are not available.

  # Represents rate in effect on August 31, 2001.

(B) Non-income producing issuer, filed for protection under the Federal
    Bankruptcy Code or is in default on interest payment.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




PORTFOLIO
CONCENTRATION

August 31, 2001.

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                                  VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                              OF FUND'S NET ASSETS
General Obligation                                         0.33%
Revenue Bonds -- Airport                                   5.12
Revenue Bonds -- Authority                                 1.93
Revenue Bonds -- Economic Development                      5.13
Revenue Bonds -- Education                                 2.42
Revenue Bonds -- Facility                                  2.07
Revenue Bonds -- Health                                   18.97
Revenue Bonds -- Highway                                   2.65
Revenue Bonds -- Housing                                   3.45
Revenue Bonds -- Improvement                               1.39
Revenue Bonds -- Industrial Development                    4.95
Revenue Bonds -- Industrial Revenue                        3.81
Revenue Bonds -- Lease                                     0.83
Revenue Bonds -- Multi-Family                              0.71
Revenue Bonds -- Other                                     9.66
Revenue Bonds -- Parking Garage/Authority                  0.80
Revenue Bonds -- Pollution Control                        16.85
Revenue Bonds -- Recreation Facility                       1.75
Revenue Bonds -- Roadway/Street                            2.04
Revenue Bonds -- Solid Waste Disposal                      0.80
Revenue Bonds -- Special Assessment                        1.33
Revenue Bonds -- Student loan                              1.60
Revenue Bonds -- Tax Increment                             0.83
Revenue Bonds -- Transportation                            5.92
Revenue Bonds -- Water & Sewer                             2.96
Total tax-exempt long-term bonds                          98.30%

See notes to
financial statements.



ASSETS AND
LIABILITIES

August 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $122,682,246)                         $124,890,841
Cash                                                                1,640,589
Receivable for shares sold                                            954,342
Interest receivable                                                 2,025,499
Other assets                                                           48,254

Total assets                                                      129,559,525

LIABILITIES
Payable for investments purchased                                   2,328,057
Payable for shares repurchased                                         10,033
Dividends payable                                                      16,708
Payable to affiliates                                                  80,582
Other payables and accrued expenses                                    77,111

Total liabilities                                                   2,512,491

NET ASSETS
Paid-in capital                                                   137,999,845
Accumulated net realized loss on investments                      (13,154,382)
Net unrealized appreciation of investments                          2,208,595
Distributions in excess of net investment income                       (7,024)

Net assets                                                       $127,047,034

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($59,450,597 [DIV] 6,741,671 shares)                            $8.82
Class B ($65,104,042 [DIV] 7,382,769 shares)                            $8.82
Class C ($2,492,395 [DIV] 282,637 shares)                               $8.82

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($8.82 [DIV] 95.5%)                                            $9.24
Class C ($8.82 [DIV] 99%)                                               $8.91

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
August 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $8,652,688

Total investment income                                             8,652,688

EXPENSES
Investment management fee                                             736,983
Class A distribution and service fee                                  125,387
Class B distribution and service fee                                  674,517
Class C distribution and service fee                                   17,300
Transfer agent fee                                                    110,743
Custodian fee                                                          49,843
Auditing fee                                                           34,000
Registration and filing fee                                            33,744
Accounting and legal services fee                                      24,337
Printing                                                               12,782
Interest expense                                                        6,115
Trustees' fee                                                           4,993
Miscellaneous                                                           4,914
Legal fee                                                               2,529

Total expenses                                                      1,838,187
Less expense reductions                                               (35,561)

Net expenses                                                        1,802,626

Net investment income                                               6,850,062

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                      931,117
Change in unrealized appreciation (depreciation)
  on investments                                                    2,086,715

Net realized and unrealized gain                                    3,017,832

Increase in net assets from operations                             $9,867,894

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   8-31-00          8-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $7,898,702       $6,850,062

Net realized gain (loss)                          (510,771)         931,117
Change in net unrealized
  appreciation (depreciation)                   (7,054,579)       2,086,715

Increase in net assets resulting
  from operations                                  333,352        9,867,894

Distributions to shareholders
From net investment income
Class A                                         (2,834,765)      (3,008,960)
Class B                                         (5,045,957)      (3,751,257)
Class C                                            (17,980)         (89,845)
                                                (7,898,702)      (6,850,062)

From fund share transactions                   (25,814,189)      (4,534,958)

NET ASSETS
Beginning of period                            161,943,699      128,564,160

End of period 1                               $128,564,160     $127,047,034

1 Includes distributions in excess of net investment income of $6,520 and $7,024, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.16       $9.34       $9.65       $9.03       $8.60
Net investment income 1                                   0.56        0.54        0.53        0.53        0.52
Net realized and unrealized
  gain (loss) on investments                              0.18        0.31       (0.62)      (0.43)       0.22
Total from
  investment operations                                   0.74        0.85       (0.09)       0.10        0.74
Less distributions
From net investment income                               (0.56)      (0.54)      (0.53)      (0.53)      (0.52)
Net asset value,
  end of period                                          $9.34       $9.65       $9.03       $8.60       $8.82
Total return 2 (%)                                        8.29        9.34       (0.98)3     1.243       8.883

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $32         $41         $49         $47         $59
Ratio of expenses
  to average net assets (%)                               1.06        1.00        0.98        1.05        1.05
Ratio of adjusted expenses
  to average net assets 4 (%)                               --          --        1.00        1.08        1.08
Ratio of net investment income
  to average net assets (%)                               6.00        5.66        5.65        6.08        6.00
Portfolio turnover (%)                                      51          35          39          31          49

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           8-31-97     8-31-98     8-31-99     8-31-00     8-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.16       $9.34       $9.65       $9.03       $8.60
Net investment income 1                                   0.49        0.47        0.47        0.46        0.46
Net realized and unrealized
  gain (loss) on investments                              0.18        0.31       (0.62)      (0.43)       0.22
Total from
  investment operations                                   0.67        0.78       (0.15)       0.03        0.68
Less distributions
From net investment income                               (0.49)      (0.47)      (0.47)      (0.46)      (0.46)
Net asset value,
  end of period                                          $9.34       $9.65       $9.03       $8.60       $8.82
Total return 2 (%)                                        7.51        8.53       (1.69)3      0.49 3      8.12 3

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $139        $131        $113         $81         $65
Ratio of expenses
  to average net assets (%)                               1.81        1.75        1.71        1.79        1.76
Ratio of adjusted expenses
  to average net assets 4 (%)                               --          --        1.73        1.82        1.79
Ratio of net investment income
  to average net assets (%)                               5.28        4.92        4.93        5.34        5.30
Portfolio turnover (%)                                      51          35          39          31          49

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           8-31-99 5   8-31-00     8-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.47       $9.03       $8.60
Net investment income 1                                   0.18        0.46        0.45
Net realized and unrealized
  gain (loss) on investments                             (0.44)      (0.43)       0.22
Total from
  investment operations                                  (0.26)       0.03        0.67
Less distributions
From net investment income                               (0.18)      (0.46)      (0.45)
Net asset value,
  end of period                                          $9.03       $8.60       $8.82
Total return 2,3 (%)                                     (2.70)6      0.48        8.07

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 7        $1          $2
Ratio of expenses
  to average net assets (%)                               1.74 8      1.80        1.80
Ratio of adjusted expenses
  to average net assets 4 (%)                             1.76 8      1.83        1.83
Ratio of net investment income
  to average net assets (%)                               4.84 8      5.33        5.25
Portfolio turnover (%)                                      39          31          49

1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

5 Class C shares began operations on 4-1-99.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock High Yield Tax-Free Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with the preservation of capital, by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,186,200, and the weighted average interest rate was 7.01%. Interest expense includes $1,137 paid under the line of credit. There was no outstanding borrowing under the line of credit on August 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,093,248 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2002 -- $1,165,130, August 31, 2003 -- $205,838, August 31, 2004 -- $3,207,633,
August 31, 2005 -- $716,668, August 31, 2006 -- $3,041,181, and August
31, 2008 -- $3,756,798. Additionally, net capital losses of $398,988 attributable to security transactions incurred after October 31, 2000 are treated as arising on the first day (September 1, 2001) of the Fund's next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has an agreement with its custodian bank under which custodian fees are reduced by balance credits applied during the period. Accordingly, the custody expense reduction amounted to $35,561, or 0.03% of the Fund's average net asset, for the year ended August 31, 2001. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended August 31, 2001, JH Funds received net up-front sales charges of $98,671 with regard to sales of Class A shares. Of this amount, $7,232 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $80,787 was paid as sales commissions to unrelated broker-dealers and $10,652 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended August 31, 2001, JH Funds received net up-front sales charges of $18,470 with regard to sales of Class C shares. All of this amount was paid as sales commissions to unrelated broker-dealers.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended August 31, 2001, CDSCs received by JH Funds amounted to $147,893 for Class B shares and $291 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                         YEAR ENDED 8-31-00                YEAR ENDED 8-31-01
                                    SHARES           AMOUNT           SHARES           AMOUNT
CLASS A SHARES
Sold                             2,256,797      $19,351,448        2,437,786      $21,043,522
Distributions reinvested           125,960        1,085,748          133,265        1,150,034
Repurchased                     (2,369,022)     (20,378,199)      (1,252,068)     (10,775,269)
Net increase                        13,735          $58,997        1,318,983      $11,418,287

CLASS B SHARES
Sold                               952,207       $8,288,481          773,790       $6,670,556
Distributions reinvested           187,172        1,616,971          131,894        1,136,700
Repurchased                     (4,192,975)     (36,261,381)      (2,962,364)     (25,492,300)
Net decrease                    (3,053,596)    ($26,355,929)      (2,056,680)    ($17,685,044)

CLASS C SHARES
Sold                                62,365         $533,770          201,972       $1,742,333
Distributions reinvested             1,477           12,694            5,942           51,317
Repurchased                         (7,381)         (63,721)          (7,140)         (61,851)
Net increase                        56,461         $482,743          200,774       $1,731,799

NET DECREASE                    (2,983,400)    ($25,814,189)        (536,923)     ($4,534,958)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended August 31, 2001, aggregated $59,505,208 and $64,721,403, respectively.

The cost of investments owned at August 31, 2001 for federal income tax purposes was $122,682,246. Gross unrealized appreciation and depreciation of investments aggregated $8,078,645 and $5,870,050, respectively, resulting in net unrealized appreciation of $2,208,595.

NOTE E
Reclassification of accounts

During the year ended August 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $1,015, an increase in distributions in excess of net investment income of $504 and a decrease in capital paid-in of $511. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of August 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and accrete discounts on debt securities effective September 1, 2001, in accordance with the method required by the Guide. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in an increase in the cost of investments and a corresponding reduction in unrealized appreciation on investments, based on securities held as of August 31, 2001.



AUDITORS'
REPORT

Report of
Ernst & Young
LLP, Independent
Auditors

To the Board of Trustees and Shareholders,

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Tax-Free Fund (the "Fund"), one of the portfolios constituting John Hancock Tax-Free Bond Trust, including the schedule of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Tax-Free Fund of the John Hancock Tax-Free Bond Trust at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                          /S/ ERNST & YOUNG LLP

Boston, Massachusetts
October 11, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 2001.

None of the 2001 income dividends qualify for the corporate dividends received deduction. Shareholders who are not subject to the alternative minimum tax received income dividends which are 99.86% tax-exempt. The percentage of income dividends from the Fund subject to the alternative minimum tax is 14.64%.

None of the income dividends were derived from the U.S. Treasury bills.

For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the total of all distributions which are taxable for calendar year 2001.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By Regular Mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By Express Mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer Service Representatives  1-800-225-5291

24-hour Automated Information     1-800-338-8080

TDD Line                          1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock High Yield Tax-Free Fund.

5900A   8/01
       10/01